UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

March 30, 2020

(Date of Report)

AMERICATOWNE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common	ATMO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Delayed Filing of Annual Report on Form 10-K and Reliance on Order Regarding 45-Day Extension

AmericaTowne Holdings, Inc. (the “Company,”) files this Current Report on Form 8-K (“Report”) in reliance on the Securities and Exchange Commission (“SEC”) order dated March 25, 2020, Release No. 34-88465. The purpose of this Report is to notify investors and the public at large of its inability to timely file its Annual Report on Form 10-K for the 2019 Fiscal Year (“Annual Report”) due to the circumstances related to the novel coronavirus known as COVID-19 (the “Coronavirus”).

The Company is based in North Carolina and conducts business around the United States, in China, and in Africa. The spread of the Coronavirus in China and the United States has adversely affected the Company’s ability to conduct necessary work to finalize its audited financial statements and otherwise finalize its Annual Report. As a result, the Company anticipates filing its Annual Report on or before May 14, 2020. The Company also provides the following risk factor related to the novel coronavirus below.

Risk Factor

The Novel Coronavirus May Adversely Affect the Company and its Business

The Company is based in Raleigh, North Carolina, and conducts business in states around the United States, as well as China and Africa. The novel coronavirus known as COVID-19 (the “Coronavirus”) has forced many businesses to close individuals to stay in their homes. The State of North Carolina has not yet issued a “shelter-in-place” order, though it may in the future. Regardless, the Coronavirus has adversely affected the Company, as well as its clients, suppliers, and employees, and may adversely affect the Company’s business or the Company’s ability to operate in the future. Future government intervention or regulation may significantly impact the Company’s ability to operate. Investors and potential investors should consider the current governmental regulations, as well as the possibility of additional intervention, in owning or purchasing the Company’s stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE HOLDINGS, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: March 30, 2020

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